UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

AMGEN INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

(805) 447-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The NASDAQ Global Select Market LLC
1.250% Senior Notes Due 2022	AMGN22	New York Stock Exchange
2.000% Senior Notes Due 2026	AMGN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 19, 2020. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 11 nominees for director were elected to serve a one-year term expiring at the Company’s 2021 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Dr. Wanda M. Austin	440,184,254	2,193,897	690,346	76,199,841
Mr. Robert A. Bradway	414,264,841	25,840,398	2,963,258	76,199,841
Dr. Brian J. Druker	439,616,012	2,670,818	781,667	76,199,841
Mr. Robert A. Eckert	408,733,828	33,511,738	822,931	76,199,841
Mr. Greg C. Garland	413,992,007	27,273,127	1,803,363	76,199,841
Mr. Fred Hassan	438,694,137	3,480,885	893,475	76,199,841
Mr. Charles M. Holley, Jr.	432,492,979	9,717,914	857,604	76,199,841
Dr. Tyler Jacks	439,586,602	2,733,719	748,176	76,199,841
Ms. Ellen J. Kullman	435,704,801	6,593,144	770,552	76,199,841
Dr. Ronald D. Sugar	405,474,763	36,661,173	932,561	76,199,841
Dr. R. Sanders Williams	435,010,067	7,215,338	843,092	76,199,841

Item 2 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	412,065,871
Against:	29,426,665
Abstain:	1,575,961
Broker Non-Votes:	76,199,841

Item 3 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020. No Broker Non-Votes resulted from the vote on this proposal.

For:	496,707,751
Against:	21,772,978
Abstain:	787,609

Item 4 - Stockholder Proposal

The stockholder proposal to require an independent board chair was not approved.

For:	154,260,503
Against:	286,991,793
Abstain:	1,816,201
Broker Non-Votes:	76,199,841

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 20, 2020	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President, General Counsel and Secretary